                                   PROSPECTUS
                                       for

                           SAGE LIFE INVESTMENT TRUST



                          S&P 500(R) EQUITY INDEX FUND
                            NASDAQ-100 INDEX(R) FUND
                               ALL-CAP GROWTH FUND
                                MONEY MARKET FUND

                                   May 1, 2002

                          S&P 500(R) EQUITY INDEX FUND

Seeks to match as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") before the deduction of Fund expenses. The S&P 500 emphasizes stocks of large U.S. companies.

                            NASDAQ-100 INDEX(R) FUND

Seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index (R) (the "Nasdaq-100") before the deduction of Fund expenses. The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market(SM) (the "Nasdaq").

                               ALL-CAP GROWTH FUND

Seeks to provide long-term capital appreciation.

                                MONEY MARKET FUND

Seeks to provide high current income consistent with the preservation of capital and liquidity through investment in short-term money market securities.

An investment in the Funds is not a deposit of or obligation of, or guaranteed by, any financial institution or any bank, and is not insured or guaranteed by, the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



Risk/Return Summary............................................................1

Past Performance...............................................................7

Fees and Expenses of the Funds................................................10

Additional Investment and Risk Information....................................12

Management of the Funds.......................................................19

Distribution Plan.............................................................20

Pricing of Fund Shares........................................................21

Purchase and Redemption of Shares.............................................21

Dividends, Distributions and Taxes............................................22

Special Information About the Funds...........................................22

Financial Highlights..........................................................23

Appendix A - Description of Indexes...........................................A1

                               RISK/RETURN SUMMARY

Investment Objectives

The S&P 500(R) Equity Index Fund (the "S&P 500 Fund") seeks to match, as closely as possible, the performance of the S&P 500 before the deduction of Fund expenses.

The Nasdaq-100 Index(R) Fund (the "Nasdaq-100 Fund") seeks to provide investment returns that correspond to the performance of the Nasdaq-100 before the deduction of Fund expenses.

The All-Cap Growth Fund seeks to provide long-term capital appreciation.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity.

The investment objective of each Fund is a non-fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

Principal Investment Strategies of the Funds

The S&P 500 Fund will invest at least 80% of its assets in the stocks of companies included in the S&P 500, selected on the basis of computer-generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500.

The Nasdaq-100 Fund will invest at least 80% of its assets in the stocks of companies included in the Nasdaq-100, selected on the basis of computer-generated statistical data. The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq. All companies listed on the Nasdaq-100 have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.


The All-Cap Growth Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

The investment adviser of the All-Cap Growth Fund will implement this strategy generally by investing at least 80% of its assets in the common stock of companies with market capitalizations greater than $2 billion. The

Fund may also invest in the stocks of some companies with market capitalizations as low as $100 million. Thus, while the Fund primarily will own mid-cap and large-cap stocks, the Fund may have some representation from small market capitalization companies as well. Generally, at least 65% of the Fund's common stock assets will consist of stocks of U.S. companies.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. An investment in the Fund is not guaranteed.

Principal Risks of the Funds

There is, of course, no guarantee that a Fund will realize its goal. An investor in the Nasdaq-100 Fund or the S&P 500 Fund (together the "Index Funds") and the All-Cap Growth Fund should be willing to accept greater short-term fluctuation in the value of his or her investment than he or she would typically experience investing in certain bond or money-market funds. A Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

Below we set forth some of the prominent risks associated with investing in general, with investing in stocks outside the United States and with index investing. As a passive investment aiming to match its index as closely as possible, each Index Fund makes no effort to limit its exposure to investment risk.

.. S&P 500 Fund and Nasdaq-100 Fund

An investment in an Index Fund is not guaranteed. As with any mutual fund, the value of an Index Fund's shares will change and you could lose money, or an Index Fund's performance could trail that of other investments. For example:

Market Risk

Because the Index Funds invest primarily in stocks, the Index Funds are subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

Cash Flow Risk

An Index Fund's ability to meet its goal depends to some extent on the cash flow in and out of that Index Fund. This is because when a shareholder buys or sells the shares of an Index Fund, that Index Fund generally has to buy or sell stocks in its portfolio. Changes in an Index Fund's cash flow affect how closely the portfolio of that Index Fund mirrors its index.

Because of the inflow and outflow of assets in an Index Fund, it may not be able to mirror its index closely enough to track its performance.

Modeling Risk

To the extent that all stocks cannot be purchased in its respective index, an Index Fund will purchase a representative sample of the stocks listed in that index. If the stocks that an Index Fund does not own outperform those that it does, the Index Fund's results will trail its index. In addition, unlike an index, each Index Fund has operating expenses. Therefore, while the Index Funds seek to track their respective indices as closely as possible, an Index Fund may not be able to match the performance of its index because it pays expenses to cover the costs of investing.

Foreign Issuer Risk

Because the Nasdaq-100 Fund invests in non-U.S. dollar-denominated equity securities, the Fund is subject to the risks of international investing. The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in these countries

There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect the Fund's performance.

Adverse political, economic or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

.. All-Cap Growth Fund

An investment in the All-Cap Growth Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

Market Risk

Because the Fund invests primarily in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

Mid-Cap and Small-Cap Company Risk

Investing in mid-cap and small-cap companies generally involves greater risks than investing in larger, more established companies. Mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

Foreign Issuer Risk

Because the Fund may invest in non-U.S. dollar-denominated equity securities, the Fund is subject to the risks of international investing. The risks of international investing include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. For more information on such risks, see "S&P 500 Fund and Nasdaq-100 Fund Foreign Issuer Risk", above.

In addition, the performance of the Fund depends on the portfolio manager's ability to effectively implement the investment strategies of the Fund.

.. Money Market Fund

An investment in the Money Market Fund is not guaranteed and you could lose money, or the Fund's performance could trail that of other investments. For example:


Interest Rate Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, that value is not guaranteed and it is still possible to lose money by investing in the Fund.

The Fund invests mostly in short-term debt securities and rising interest rates cause the prices of debt securities to decrease. If the Fund invests a significant portion of its assets in debt securities and interest rates rise, then the value of the Fund's portfolio may decline.

Issuer Risk

The value of the debt securities in which the Fund invests is affected by the issuer's ability to pay principal and interest on time. The failure of an issuer to pay an obligation in a timely manner may adversely affect the value of your investment in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds sell their shares only to separate accounts of various insurance companies (the "Insurer(s)") and to various pension and profit-sharing plans ("Retirement Plans"). Shares are available through the purchase of various Retirement Plans and certain variable annuity and variable life insurance contracts ("Contract(s)") issued by the Insurers. If you are a Contract owner, the Insurer will allocate your premium payments to the Funds through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of the Insurers are the shareholders of record of the Funds' shares. Any reference to the shareholder in this Prospectus technically refers to the Retirement Plans and the Insurers' separate accounts and not to you, the Contract owner or Retirement Plan participant.

The S&P 500 Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

         . you believe the market will favor large capitalization U.S. companies over small capitalization U.S. companies over the long-term

         . you are seeking a simple way to attempt to match the performance of the S&P 500 over time

You may not want to invest in the S&P 500 Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

The Nasdaq-100 Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

         . you believe the market will favor relatively medium to large capitalization U.S. and international companies over small capitalization U.S. and international companies over the long-term

         . you are seeking a simple way to attempt to match the performance of the Nasdaq-100 over time

You may not want to invest in the Nasdaq-100 Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

         . you are unwilling to accept the heightened risks of investing in foreign markets

The All-Cap Growth Fund may appeal to you if:

         .    you are a long-term investor

         . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

You may not want to invest in the All-Cap Growth Fund if:

         .    you are seeking a high level of current income

         .    you are conservative in your investment approach

         . you seek to maintain the value of your original investment more than the potential growth of capital

         . you are unwilling to accept the heightened risks of investing in foreign markets

The Money Market Fund may appeal to you if:

         .    you are conservative in your investment approach

         .    you seek stability of principal more than growth of capital

You may not wish to invest in the Money Market Fund if:

         .    you are aggressive in your investment approach

         .    you desire a relatively high rate of return

                                PAST PERFORMANCE

The bar charts and tables shown below provide an indication of the risks of investing in a Fund by showing changes in a Fund's performance from year to year (since the Fund commenced investment operations), and by showing how a Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. A Fund's past performance does not necessarily indicate how the Fund will perform in the future. Contract fees are not reflected in the bar charts; if they were, returns would be less than those shown.

S&P 500 Fund

                                    Bar Chart


                (Annual total return for year ended December 31)

                         (8.81%)                (12.22%)
                 ----------------------------------------------
                          2000                    2001

  Best Quarter..................11.68% for the quarter ended December 31, 1999

  Worst Quarter..............(14.52%) for the quarter ended September 30, 2001

                                Performance Table

         (Average annual total return for year ended December 31, 2001)

                     1 Year         Since Inception*
====================================================
S&P 500 Fund        (12.22%)            (1.77%)
S&P 500**           (11.89%)            (1.40%)


*    Inception date February 19, 1999

** The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors.

Nasdaq-100 Fund

                                    Bar Chart

             (Annual total return for year ended December 31, 2001)

                                    (32.87%)
                            ------------------------
                                      2001

    Best Quarter..................34.66% for the quarter ended December 31, 2001
    Worst Quarter..............(36.08%) for the quarter ended September 30, 2001

                                Performance Table

         (Average annual total return for year ended December 31, 2001)

                            1 Year         Since Inception*

Nasdaq-100 Fund            (32.87%)            (47.31%)
Nasdaq-100**               (32.62%)            (47.23%)


*    Inception date September 18, 2000

** The Nasdaq-100 is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of Nasdaq.

All-Cap Growth Fund

                                    Bar Chart

             (Annual total return for year ended December 31, 2001)


                                    (16.30%)
                            ------------------------
                                      2001

 Best Quarter.....................21.63% for the quarter ended December 31, 2001
 Worst Quarter.................(26.09%) for the quarter ended September 30, 2001


                                Performance Table
         (Average annual total return for year ended December 31, 2001)

                                       1 Year         Since Inception*

All-Cap Growth Fund                   (16.30%)            (27.81%)
Russell 3000 Growth Index **          (19.64%)            (30.61%)

*    Inception date September 18, 2000

** The Russell 3000(R) Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.


Money Market Fund

                                    Bar Chart

                (Annual total return for year ended December 31,)

                              5.94%         3.42%
                         -----------------------------
                              2000          2001

 Best Quarter......................2.02% for the quarter ended December 31, 2000
 Worst Quarter.....................0.63% for the quarter ended December 31, 2001

                                Performance Table

         (Average annual total return for year ended December 31 2001)

                                 1 Year         Since Inception*

Money Market Fund                3.42%               4.71%


*    Inception date February 19, 1999

                           FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses you may pay if you buy and hold shares of a Fund.



                                                        S&P          Nasdaq
Annual Fund Operating Expenses:                         500           100         All-Cap        Money
(Expenses that are deducted from Fund assets)           Fund          Fund      Growth Fund    Market Fund
                                                        -----         -----     -----------    -----------
Management Fees                                         0.55%         0.85%         1.10%         0.65%
12b-1 Fees*                                             0.25%         0.25%         0.25%          none
Other Expenses                                          0.71%         0.56%         0.68%         0.65%
                                                        -----        ------        ------        ------
Total Fund Operating Expenses                           1.51%         1.66%         2.03%         1.30%

Less 12b-1 Fees and Management Fee
Waiver/Reimbursement**                                  0.96%         0.81%         0.93%         0.65%
                                                        -----         -----         -----         -----
Net Fund Operating Expenses                             0.55%         0.85%         1.10%         0.65%
                                                        =====         =====         =====         =====

* Pursuant to a Rule 12b-1 Plan of Distribution adopted by the Trust (the "Plan"), each Fund, with the exception of the Money Market Fund, may pay Sage Distributors, Inc. (the "Distributor") an annual fee of up to 0.25% of the Fund's average daily net assets. However, no Plan payments were accrued or made during the fiscal years ended December 31, 2000 and December 31, 2001.

** Sage Advisors, Inc. ("Sage"), the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. The expense limit for the Funds is shown as "Net Fund Operating Expenses". Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated "Net Fund Operating Expenses". Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current "Net Fund Operating Expenses". Rule 12b-1 fees waived by the Distributor are not subject to reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that the investor invests $10,000 in a Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also reflects the fee waiver for its contractual period, and assumes that the investor's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions the investor's costs would be as follows:

                                      1 Year               3 Years               5 Years               10 Years
                                      ------               -------               -------               --------
S&P 500 Fund                            $ 56               $   383               $   733                $ 1,719
Nasdaq-100 Fund                           87                   444                   826                  1,897
All-Cap Growth Fund                      112                   547                 1,007                  2,284
Money Market Fund                         66                   348                   651                  1,511

A Note on Fees

As an indirect investor in the Funds, you would incur various operating costs, including investment management fees and operating expenses as indicated in the fee table. If you are a Contract owner, you will also incur fees associated with the Contracts you purchase, which are not reflected in the table and example above. Detailed information about the cost of investing in a Fund is presented in the prospectus for your Contract through which the Funds' shares are offered to you.

                   ADDITIONAL INVESTMENT AND RISK INFORMATION

Index Funds in General

An index is a group of securities whose overall performance is used as a standard to measure investment performance. Each Index Fund is passively managed and its investment adviser tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. An Index Fund's investment adviser does not buy and sell securities based on research and analysis. Indexing appeals to many investors for the following reasons:

(1) indexing provides simplicity because it is a straightforward market-matching strategy;

(2) an index fund generally provides diversification by investing in a wide variety of companies and industries;

(3) an index fund's performance is generally expected to track that of the target index (less fund expenses); and

(4) an index fund tends to have lower costs because it does not have many of the expenses of actively managed funds such as research, and an index fund usually has relatively low trading activity and therefore brokerage commissions tend to be lower.

Each Index Fund seeks to maintain a correlation between its performance and the performance of the index it tracks of at least 0.95 (before deduction of fund expenses). If an Index Fund's return matched that of its index exactly, it would achieve a correlation of 1.00. Each Index Fund's ability to track its index may be affected by:

         .     transaction costs

         .     expenses incurred by the Index Fund

         .     changes in the composition of the index

         .     flows of cash into and out of the Index Fund

Principal Investment Strategies

S&P 500 Fund. In seeking to replicate the performance of the S&P 500, before the deduction of Fund expenses, SSgA Funds Management, Inc. ("SSgA"), the Fund's investment Sub-adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the S&P 500. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the S&P
500.

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors. These stocks represent a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 weights stocks according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

SSgA advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500. SSgA selects stocks for inclusion in the Fund based on:

         .        market capitalization

         .        yield

         .        volatility

         .        industry sector


The Statement of Additional Information ("SAI") has more information about the Fund's authorized investment strategies, as well as the risks and restrictions that may apply to them.

Standard & Poor's Corporation ("S&P") determines the composition of the S&P 500 and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments because of changes in the composition of the S&P 500.

S&P does not sponsor, endorse, sell or promote the S&P 500 Fund. S&P makes no representation regarding the advisability of investing in funds generally or in the S&P 500 Fund (see "Appendix A" for an additional discussion).

Nasdaq-100 Fund. In seeking to replicate the performance of the Nasdaq-100, before the deduction of Fund expenses, SSgA, the Fund's investment Sub-adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the Nasdaq-100. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the Nasdaq-100.

The Nasdaq-100 is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq. All companies listed on the Nasdaq-100 have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

SSgA advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the Nasdaq-100. To the extent that all 100 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Nasdaq-100. SSgA selects stocks for inclusion in the Fund based on:

         .        market capitalization

         .        yield

         .        volatility

         .        industry sector

The Nasdaq-100 determines the composition of the Nasdaq-100 and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments because of changes in the composition of the Nasdaq-100.

The Nasdaq-100 does not sponsor, endorse, sell or promote the Nasdaq-100 Fund. The Nasdaq-100 makes no representation regarding the advisability of investing in funds generally or in the Nasdaq-100 Fund (see "Appendix A" for an additional discussion).


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

All-Cap Growth Fund. Eagle Asset Management, Inc. ("Eagle"), Sub-advises the Fund by selecting common stocks, in part, based on its opinions regarding the sustainability of a company's competitive advantage in the market place and the company's management team. Eagle looks for securities of companies which it believes have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. Eagle uses a "bottom up" approach to identifying the companies in which it invests. This approach includes fundamental financial research, and, frequently, contact with company management to help identify investment opportunities. Generally, Eagle will sell a stock if its price appreciates to a level that the portfolio manager views as not sustainable or to purchase stock that the portfolio manager believes presents a better investment opportunity.

Under normal market conditions, the Fund generally invests at least 80% of its assets in the common stock of U.S. companies. The balance of Fund assets may be invested in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currency fluctuations and adverse political or economic conditions affecting a foreign country. With respect to its fixed income investments, although the Fund emphasizes investment-grade securities (or unrated securities that the Fund manager deems to be of comparable quality), the Fund may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund and prevent the Fund from achieving its objective.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Money Market Fund. The Money Market Fund's investment Sub-adviser, Conning Asset Management Company ("Conning"), must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases for the Fund. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.

The Money Market Fund may invest in:

         . U.S. Government securities, including Treasuries and bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae")

         . Certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies and their subsidiaries

         . commercial paper and other short-term obligations issued by U.S. and foreign corporations

         .        adjustable rate securities

         .        Eurodollar securities

         .        shares of other investment companies

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Secondary Investment Strategies and Techniques

The Funds may also invest in the following investments and use the following investment techniques.

Bank Obligations. The Money Market Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Fund in obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment.

With respect to the Money Market Fund, short-term securities (other than U.S. Government securities) must be rated (generally, by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") within the two highest rating categories assigned to short-term debt securities. In addition, the Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.


Derivatives. Each Index Fund and the All-Cap Growth Fund may invest in various instruments that are commonly known as derivatives. There are, in fact, many different types of derivatives and many different ways to use them. Those different uses involve a range of risks. Mutual funds commonly use futures, options and foreign currency forwards, for traditional hedging purposes in an effort to protect themselves from exposure to adversely changing interest rates, securities prices or currency exchange rates, and as a low cost method of gaining positive exposure to a particular securities market without investing directly in those securities. The Index Funds may, but are not required to, use financial futures, contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Index Fund will only use derivatives for cash management purposes and for hedging its portfolio. The Index Funds will not use derivatives to leverage or to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for an Index Fund.

Securities Index Futures and Related Options. When an Index Fund receives cash from new investments or holds a portion of its assets in money market instruments, it may enter into index futures or options to more quickly invest, indirectly, in its target universe of securities. Strategies that an Index Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When an Index Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Swap Agreements. The Index Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. The Index Funds would enter into these transactions in an attempt to "lock in" a particular return when it is considered desirable to do so, possibly at a lower cost to the Index Fund than if the Index Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Foreign Securities. The Nasdaq-100 Fund and All-Cap Growth Fund will invest in the securities of foreign issuers and the Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies. There are certain risks and costs involved in investing in securities of companies and governments of foreign countries, which are in addition to the usual risks inherent in U.S. investments. See the "Principal Risks of the Funds" section of this Prospectus for a discussion of related risks.

Variable and Floating Rate Securities. The Money Market Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within such periods on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The Fund will only purchase unrated variable and floating rate securities determined to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

Defensive Instruments. When adverse market or economic conditions occur, the Funds may invest temporarily all or a portion of their assets in defensive investments. These include high grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities and short-term (maturing in less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Rating Services ("S&P"), or P-1 or better by Moody's Investors Service, Inc ("Moody's"). When following a defensive strategy, a Fund will be less likely to achieve its investment objective.

Secondary Risks of the Fund

Euro Risk

On January 1, 1999, eleven countries of the European Economic and Monetary Union
(EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Funds, the risks may include:

..        changes in the relative strength and value of the U.S. dollar or other major currencies

..        adverse effects on the business or financial condition of European issuers that a Fund holds in its portfolio

..        systems used to purchase and sell Euro-denominated securities may not work

..        uncertainty about how existing financial contracts will be treated after Euro implementation

..        unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Fund.

Derivatives

The Index Funds may invest, to a limited extent, in stock index futures, options, or foreign currency forwards, which are types of derivatives. The Index Funds will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Index Funds may, but are not required to, invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while simulating full investments in stocks and to reduce an Index Fund's transaction cost or add value when these instruments are favorably priced. Risks associated with derivatives include:

..        the risk that the derivative will not fully offset the underlying positions

..        derivatives used for risk management may not have the intended effects and may result in losses or missed investment opportunities

Portfolio Turnover


The annual portfolio turnover rate measures the frequency that a Fund sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that a Fund sold and purchased investments equal to the average value of the Fund for a given year. High turnover can increase a Fund's transaction costs, thereby lowering its returns. The All-Cap Growth Fund is actively managed and, in some cases in response to market conditions, its portfolio turnover may exceed 100%.

                            MANAGEMENT OF THE FUNDS

Board of Trustees

The Funds' shareholders elect a Board of Trustees. The Trustees supervise all of the Funds' activities.

Investment Manager

Sage Advisors, Inc. ("Sage"), located at 300 Atlantic Street, Stamford, Connecticut 06901, is the investment manager for each Fund. Sage supervises the performance of administrative and professional services provided to the Funds by others, including the Funds' investment sub-advisers and PFPC Inc. ("PFPC"), the sub-administrator of the Funds (the "Sub-Administrator"). As compensation for its services and the related expenses borne by Sage, each Fund pays Sage an annual fee based on average daily net assets of each Fund. The following fees are amounts paid to Sage for the fiscal year ended December 31, 2001, that include certain expense limitations and contractual fee waivers, that will remain in effect until May 1, 2003; 0.00% for the S&P 500 Fund, 0.31% for the Nasdaq-100 Fund, 0.48% for the All-Cap Growth Fund and 0.01% for the Money Market Fund.

Sage pays the fees of the sub-advisers. Sage may also compensate an Insurer for certain administrative services performed for the Funds in connection with the Contracts, based on the assets of the Fund attributable to Contracts issued through the separate accounts of the Insurer.

Investment Advisers

Sage has retained SSgA to serve as the investment sub-adviser to the S&P 500 Fund and the Nasdaq-100 Fund; Eagle, to serve as the investment sub-adviser for the All-Cap Growth Fund; and Conning to serve as the investment sub-adviser to the Money Market Fund (collectively, the "Advisers"). As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable Adviser a fee, computed daily and payable monthly (quarterly with respect to the Money Market Fund), equal on an annual basis with respect to each Fund's average daily net assets as follows:

..    the S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000

..    the Nasdaq-100 Fund:  0.10% of assets with no minimum annual fee

..    the All-Cap Growth Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management

..    the Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management

SSgA, the adviser for the Index Funds, located at Two International Place, Boston, Massachusetts 02110, is a registered investment adviser subsidiary of State Street Corporation. SSgA provides comprehensive investment management services across all major asset classes to registered investment companies and currently manages $57 billion in assets. SSgA is one of the State Street Global Advisors companies, which comprise the investment management business of State Street Corporation. State Street Global Advisors is a globally recognized investment management firm with over $780 billion in assets. The Index Funds are managed by SSgA's Global Structured Products Team, which is managed by a senior portfolio management staff, and assisted by research analysts and equity traders.

Conning, the adviser for the Money Market Fund, located at City Place
II, 185 Asylum Street, Hartford, Connecticut 06103-4105, has been providing institutional investment management services since 1982. As of December 31, 2001, Conning managed assets of over $70.1 billion. Conning is an indirect majority-owned subsidiary of Metropolitan Life Insurance Company.

Eagle, the adviser for the All-Cap Growth Fund, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients with assets of approximately $5.8 billion. Day-to-day management of the All-Cap Growth Fund is the responsibility of co-portfolio managers Ashi Parikh and Duane Eatherly, CFA assisted by research analysts and equity traders on Eagle's Growth Equity investment team. Mr. Parikh has ten years of investment experience. Before joining Eagle in 1999, Mr. Parikh served as Managing Director of Bank One's Growth Equity Team. Concurrent with his responsibilities as Managing Director, Mr. Parikh was also the lead portfolio manager for Bank One's One Group Growth Opportunities Fund and its One Group Large Company Growth Fund. Mr. Eatherly has eight years of investment experience. Before joining Eagle in 1999, Mr. Eatherly served as Section Manager for Technology Equities for Bank One Investment Advisors.


                                DISTRIBUTION PLAN


The initial shareholder of each Fund has approved a Distribution (12b-1) Plan for the Index Funds and the All-Cap Growth Fund which authorizes payments by the Funds in connection with the distribution of shares at an annual rate of up to 0.25% of a Fund's average daily net assets. The Funds did not make any payments under the Distribution Plans for the fiscal year ended December 31, 2001. Shareholders will be given prior notice if such payments are to commence at a future date.

Under each Fund's Distribution Plan, a Fund may pay the Funds' distributor, Sage Distributors, Inc. (the "Distributor"), for various costs actually incurred or paid in connection with the distribution of a Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Funds' shares, such as the costs
(1) of printing and mailing the Funds' prospectus, SAI and shareholder reports to prospective shareholders and Contract owners; (2) relating to the Funds' advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract owners regarding the

Funds; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract owners' accounts with respect to each Fund's shares attributable to such accounts. The Distributor, in turn, may compensate Insurers or others for such activities. See the "Investment Manager" discussion in the SAI for more information.

                             PRICING OF FUND SHARES


Each Fund calculates the price of its shares (also known as the "Net Asset Value" or "NAV") at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) every day the NYSE is open for business. The NAV for the Money Market Fund will not be calculated on national bank holidays.

For the Index Funds and the All-Cap Growth Fund, NAV reflects the deduction of each Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding. Note that prices for securities that trade on foreign exchanges can change significantly on days when the NYSE is closed and a Nasdaq-100 Fund or All-Cap Growth Fund shareholder cannot buy or sell Fund shares. Such price changes in the securities of the Nasdaq-100 Fund or All Cap-Growth Fund may ultimately affect the price of Fund shares when the NYSE reopens.

The Money Market Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant NAV of $1.00 per share. Under this method of valuation, the Money Market Fund values its portfolio securities at their cost at the time of purchase and not at market value, and amortizes that price over the life of the investment thus minimizing fluctuations in value due to interest rate changes or market conditions.

The Index Funds and the All-Cap Growth Fund value their securities at the stated market value if price quotations are available. When price quotations for a particular security are not readily available, the Funds determine their value by the method that most accurately reflects their current worth based on procedures adopted by the Board of Trustees.



                        PURCHASE AND REDEMPTION OF SHARES

The Funds continuously offer their shares to Insurers and may in the future offer shares to Retirement Plans at the NAV per share next determined after Sage Life Investment Trust (the "Trust") or its designated agent receives and accepts a proper purchase request. Each Insurer (or Retirement Plan) submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurer by such Contract owners (or by participants). The Insurers and Retirement Plans are designated agents of the Funds. The Trust, the Funds and the Distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Funds will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Fund to dispose of its assets or calculate its net asset value; or as permitted by the Securities and Exchange Commission (the "SEC").

The accompanying prospectus or disclosure documents for the Contracts or Plan describes the allocation, transfer and withdrawal provisions of such Contract or Plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net income and capital gains to shareholders each year. Each Index Fund and the All-Cap Growth Fund intend to distribute capital gains and income dividends annually and the Money Market Fund intends to distribute income dividends monthly and all capital gains, if any, annually. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in additional shares of that respective Fund. For Contract owners the result of automatic reinvestment of distributions on a Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and realized capital gains it distributes to shareholders. To qualify, each Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in a Fund being subject to federal income tax on all of its taxable income and gains (without any deduction for distribution to shareholders).

Because the Funds are offered though insurance company separate accounts, the Advisers intend to cause each Fund to comply with certain additional diversification requirements imposed on separate accounts that are used to support variable life insurance and annuity contracts. The Insurers' prospectuses for variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contract owners.

The foregoing is only a brief summary of important federal tax law provisions that can affect each Fund. Other federal, state, local, or foreign tax law provisions may also affect each Fund and its operations.

Because each investor's or contract owner's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


                       SPECIAL INFORMATION ABOUT THE FUNDS


The Funds offer their shares to both variable annuity and variable life insurance policy separate accounts and may offer shares in the future to various Retirement Plans. The Trustees do not anticipate that this arrangement will disadvantage any Contract owners. The Fund's Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners and Plans. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force a Fund to sell portfolio securities at unfavorable prices. Each Insurer will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements is included in the Annual Report, which is available from the Funds upon request.

                                                                                S&P 500 Equity Index Fund
                                                              ---------------------------------------------------------------
                                                                   Year Ended             Year Ended          Period Ended
                                                                  December 31,           December 31,         December 31,
                                                                      2001                   2000                1999(1)
                                                              ===================== ====================== ==================
Net Asset Value, Beginning of Period                                $10.29                $11.76               $10.00
                                                              --------------------- ---------------------- ------------------

Operations:
   Net investment income                                              0.05                  0.07                 0.08
   Net realized and unrealized gain (loss) on investments            (1.30)                (1.10)                1.79
                                                              --------------------- ---------------------- ------------------
   Total from Investment Operations                                  (1.25)                (1.03)                1.87
                                                              --------------------- ---------------------- ------------------

Distributions to Shareholders:
   Dividends from net investment income                              (0.05)                (0.07)               (0.08)
   Distributions from net realized gain on investments               (0.05)                (0.37)               (0.03)
                                                              --------------------- ---------------------- ------------------
   Total Distributions                                               (0.10)                (0.44)               (0.11)
                                                              --------------------- ---------------------- ------------------

Net Asset Value, End of Period                                       $8.94                $10.29               $11.76
                                                              ===================== ====================== ==================

Total Return/\/\                                                    (12.22%)               (8.81%)              18.72%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                         $8,034                $4,702               $5,967
   Ratio of Net Investment Income to Average Net Assets




         Before waiver/reimbursement of investment advisory
         fees                                                        0.10%                  0.27%               0.66% /\

         After waiver/reimbursement of investment advisory
         fees                                                        0.81%                  0.62%               0.83% /\

   Ratio of Expenses to Average Net Assets
         Before waiver/reimbursement of investment advisory
         fees                                                        1.26%                  0.90%               0.72% /\

         After waiver/reimbursement of investment advisory
         fees                                                        0.55%                  0.55%               0.55% /\

   Portfolio Turnover                                                   8%                     5%                  3%

(1)  Commenced operations on February 19, 1999.
  /\    Ratios have been annualized.
  /\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                                      Nasdaq-100 Index Fund                All-Cap Growth Fund
                                                =================================== =================================
                                                   Year Ended       Period Ended      Year Ended      Period Ended
                                                   December 31,      December 31,     December 31,     December 31,
                                                      2001             2000 (1)          2001            2000 (1)
                                                =================  ================ ===============  ================

Net Asset Value, Beginning of Period                 $6.54             $10.00           $7.86            $10.00
                                                -----------------  ---------------- ---------------  ----------------

Operations:
   Net investment loss                               (0.01)            (0.02)           (0.02)           (0.01)
   Net realized and unrealized loss on
   investments                                       (2.14)            (3.44)           (1.26)           (2.13)
                                                -----------------  ---------------- ---------------  ----------------
   Total from Investment Operations                  (2.15)            (3.46)           (1.28)           (2.14)
                                                -----------------  ---------------- ---------------  ----------------

Distributions to Shareholders:
   Dividends from net investment income                -                  -               -                 -
   Distributions from net realized gain on
   investments                                         -                  -               -                 -
                                                -----------------  ---------------- ---------------  ----------------
   Total Distributions                                 -                  -               -                 -
                                                -----------------  ---------------- ---------------  ----------------

Net Asset Value, End of Period                       $4.39              $6.54           $6.58             $7.86
                                                =================  ================ ===============  ================

Total Return/\/\                                    (32.87%)          (34.60%)         (16.30%)         (21.40%)

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)          $1,386             $696            $1,219            $811



   Ratio of Net Investment Income to Average
   Net Assets
        Before waiver/reimbursement of
        investment advisory fees                    (1.31%)           (0.82%)/\        (1.09%)          (0.51%)/\

        After waiver/reimbursement of
        investment advisory fees                    (0.75%)           (0.72%)/\        (0.41%)          (0.28%)/\

   Ratio of Expenses to Average Net Assets
         Before waiver/reimbursement of
         investment advisory fees                    1.41%             0.95%/\          1.78%            1.33% /\

         After waiver/reimbursement of
         investment advisory fees                    0.85%             0.85%/\          1.10%            1.10%/\

   Portfolio Turnover                                  30%               12%              64%              90%

(1) Commenced operations on September 18, 2000.
   /\    Ratios have been annualized.
   /\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                                                             Money Market Fund
                                                         -----------------------------------------------------------
                                                            Year Ended            Year Ended        Period Ended
                                                            December 31,          December 31,       December 31,
                                                                2001                  2000              1999(1)
                                                         ==================    =================  ==================
Net Asset Value, Beginning of Period                           $1.00                $1.00               $1.00
                                                         ------------------    -----------------  ------------------

Operations:
   Net investment income                                        0.03                 0.06                0.04
   Net realized and unrealized gain (loss) on
   investments                                                     -                    -                   -
                                                         ------------------    -----------------  ------------------
   Total from Investment Operations                             0.03                 0.06                0.04
                                                         ------------------    -----------------  ------------------

Distributions to Shareholders:
   Dividends from net investment income                        (0.03)               (0.06)              (0.04)
   Distributions from net realized gain on investments             -                    -                   -
                                                         ------------------    -----------------  ------------------
   Total Distributions                                         (0.03)               (0.06)              (0.04)
                                                         ------------------    -----------------  ------------------

Net Asset Value, End of Period                                 $1.00                $1.00               $1.00
                                                         ==================    =================  ==================

Total Return/\/\                                                3.42%                5.94%               4.03%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                   $7,615               $2,894              $2,086
   Ratio of Net Investment Income to Average Net
   Assets
       Before waiver/reimbursement of investment
       advisory fees                                            2.48%                5.45%               4.43%/\
       After waiver/reimbursement of investment
       advisory fees                                            3.13%                5.80%               4.60%/\
   Ratio of Expenses to Average Net Assets
       Before waiver/reimbursement of investment
       advisory fees                                            1.30%                1.00%               0.82%/\
       After waiver/reimbursement of investment
       advisory fees                                            0.65%                0.65%               0.65%/\
   Portfolio Turnover                                            N/A                  N/A                 N/A

(1)  Commenced operations on February 19, 1999.
   /\    Ratios have been annualized.
   /\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                   APPENDIX A

                            DESCRIPTION OF INDEXES






The S&P 500 Index


Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") does not sponsor, endorse, sell, or promote the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Sage is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied to results to be obtained by license, owners of the Fund, or any other person or entity from use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

The Nasdaq-100 Index

The Nasdaq-100 Index(R) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market(SM) ("Nasdaq"). All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The Nasdaq-100 Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Sage Advisors, Inc. ("Licensee") is in the licensing of the Nasdaq-100, Nasdaq-100 Index(R), the Nasdaq(R) trademarks or service marks, the certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.


THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


You can find more detailed information about each Fund in the current Statement of Additional Information, dated May 1, 2002, which we have filed electronically with the SEC and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semiannual report, or if you have questions about investing in a Fund, write to or call us at:

                           Sage Life Investment Trust
                             Customer Service Center
                            1290 Silas Deane Highway
                         Wethersfield, Connecticut 06109
                            1-877-835-7243 (collect)


You can find reports and other information about the Funds online at www.sageusa.com or on the SEC website (http://www.sec.gov). In addition you can obtain copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090. In order to assist you in obtaining this information, the following is the Funds' registration number under the Investment Company Act of 1940: 811-08623.

                                   PROSPECTUS
                                       for
                           SAGE LIFE INVESTMENT TRUST
                          S&P 500(R) EQUITY INDEX FUND
                                MONEY MARKET FUND

                                   May 1, 2002


                          S&P 500(R) EQUITY INDEX FUND

Seeks to match as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") before the deduction of Fund expenses. The S&P 500 emphasizes stocks of large U.S. companies.



                                MONEY MARKET FUND

Seeks to provide high current income consistent with the preservation of capital and liquidity through investment in short-term money market securities.


An investment in the Funds is not a deposit of or obligation of, or guaranteed by, any financial institution or any bank, and is not insured or guaranteed by, the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


Risk/Return Summary.....................................................1

Past Performance........................................................4

Fees and Expenses of the Funds..........................................5

Additional Investment and Risk Information..............................6

Management of the Funds................................................10

Distribution Plan......................................................11

Pricing of Fund Shares.................................................11

Purchase and Redemption of Shares......................................11

Dividends, Distributions and Taxes.....................................12

Special Information About the Funds....................................12

Financial Highlights...................................................13

Appendix A - Description of Index......................................A1

                               RISK/RETURN SUMMARY

Investment Objectives

The S&P 500(R) Equity Index Fund (the "S&P 500 Fund") seeks to match, as closely as possible, the performance of the S&P 500 before the deduction of Fund expenses.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity.

The investment objective of each Fund is a non-fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

Principal Investment Strategies of the Funds

The S&P 500 Fund will invest at least 80% of its assets in the stocks of companies included in the S&P 500, selected on the basis of computer-generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. An investment in the Fund is not guaranteed.

Principal Risks of the Funds

There is, of course, no guarantee that a Fund will realize its goal. An investor in the S&P 500 Fund (the "Index Fund") should be willing to accept greater short-term fluctuation in the value of his or her investment than he or she would typically experience investing in certain bond or money-market funds. A Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

Below we set forth some of the prominent risks associated with investing in general, with investing in stocks outside the United States and with index investing. As a passive investment aiming to match its index as closely as possible, the Index Fund makes no effort to limit its exposure to investment risk.

.. S&P 500 Fund

The investment in the Index Fund is not guaranteed. As with any mutual fund, the value of the Index Fund's shares will change and you could lose money, or the Index Fund's performance could trail that of other investments. For example:

Market Risk

Because the Index Fund invests primarily in stocks, the Index Fund is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

Cash Flow Risk

The Index Fund's ability to meet its goal depends to some extent on the cash flow in and out of the Index Fund. This is because when a shareholder buys or sells the shares of the Index Fund, the Index Fund generally has to buy or sell stocks in its portfolio. Changes in the Index Fund's cash flow affect how closely the portfolio of the Index Fund mirrors its index.

Because of the inflow and outflow of assets in the Index Fund, it may not be able to mirror its index closely enough to track its performance.

Modeling Risk

To the extent that all stocks cannot be purchased in the index, the Index Fund will purchase a representative sample of the stocks listed in the index. If the stocks that the Index Fund does not own outperform those that it does, the Index Fund's results will trail its index. In addition, unlike an index, the Index Fund has operating expenses. Therefore, while the Index Fund seeks to track its index as closely as possible, the Index Fund may not be able to match the performance of its index because it pays expenses to cover the costs of investing.

Foreign Issuer Risk

There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect the Fund's performance.

Adverse political, economic or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


.. Money Market Fund

An investment in the Money Market Fund is not guaranteed and you could lose money, or the Fund's performance could trail that of other investments. For example:

Interest Rate Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, that value is not guaranteed and it is still possible to lose money by investing in the Fund.

The Fund invests mostly in short-term debt securities and rising interest rates cause the prices of debt securities to decrease. If the Fund invests a significant portion of its assets in debt securities and interest rates rise, then the value of the Fund's portfolio may decline.

Issuer Risk

The value of the debt securities in which the Fund invests is affected by the issuer's ability to pay principal and interest on time. The failure of an issuer to pay an obligation in a timely manner may adversely affect the value of your investment in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds sell their shares only to separate accounts of various insurance companies (the "Insurer(s)") and to various pension and profit-sharing plans ("Retirement Plans"). Shares are available through the purchase of various Retirement Plans and certain variable annuity and variable life insurance contracts ("Contract(s)") issued by the Insurers. If you are a Contract owner, the Insurer will allocate your premium payments to the Funds through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of the Insurers are the shareholders of record of the Funds' shares. Any reference to the shareholder in this Prospectus technically refers to the Retirement Plans and the Insurers' separate accounts and not to you, the Contract owner or Retirement Plan participant.

The S&P 500 Fund may appeal to you if:

     .    you are a long-term investor

     . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

     . you believe the market will favor large capitalization U.S. companies over small capitalization U.S. companies over the long-term

     . you are seeking a simple way to attempt to match the performance of the S&P 500 over time

You may not want to invest in the S&P 500 Fund if:

     .    you are seeking a high level of current income

     .    you are conservative in your investment approach

     . you seek to maintain the value of your original investment more than the potential growth of capital

The Money Market Fund may appeal to you if:

     .    you are conservative in your investment approach

     .    you seek stability of principal more than growth of capital

You may not wish to invest in the Money Market Fund if:

     .    you are aggressive in your investment approach

     .    you desire a relatively high rate of return

                                PAST PERFORMANCE

The bar charts and tables shown below provide an indication of the risks of investing in a Fund by showing changes in a Fund's performance from year to year (since the Fund commenced investment operations), and by showing how a Fund's average annual returns for one year and the life of the Fund compare to those of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. A Fund's past performance does not necessarily indicate how the Fund will perform in the future. Contract fees are not reflected in the bar charts; if they were, returns would be less than those shown.

S&P 500 Fund

                                    Bar Chart
                (Annual total return for year ended December 31)

                                    [CHART]

                                2000     -8.81%
                                2001    -12.22%

Best Quarter.....................................11.68% for the quarter ended
                                                    December 31, 1999
Worst Quarter....................................(14.52%) for the quarter ended
                                                    September 30, 2001


                                Performance Table
         (Average annual total return for year ended December 31, 2001)

                                                1 Year         Since Inception*
================================================================================
  S&P 500 Fund                                 (12.22%)            (1.77%)
  S&P 500**                                    (11.89%)            (1.40%)


*    Inception date February 19, 1999

** The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors.

Money Market Fund

                                    Bar Chart
                (Annual total return for year ended December 31,)

                               2000        5.94%
                               2001        3.42%

Best Quarter.........................................2.02% for the quarter ended
                                                       December 31, 2000
Worst Quarter........................................0.63% for the quarter ended
                                                       December 31, 2001


                                Performance Table
         (Average annual total return for year ended December 31, 2001)

                                                1 Year         Since Inception*
================================================================================
      Money Market Fund                          3.42%               4.71%


*    Inception date February 19, 1999


                           FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses you may pay if you buy and hold shares of a Fund.

                                                    S&P              Money
Annual Fund Operating Expenses:                     500             Market
(Expenses that are deducted from Fund assets)       Fund             Fund
                                                    ----             ----
Management Fees                                     0.55%            0.65%
12b-1 Fees*                                         0.25%             none
Other Expenses                                      0.71%            0.65%
                                                    -----            -----
Total Fund Operating Expenses                       1.51%            1.30%
Less 12b-1 Fees and Management Fee
Waiver/Reimbursement**                              0.96%            0.65%
                                                    -----            -----
Net Fund Operating Expenses                         0.55%            0.65%
                                                    =====            =====

* Pursuant to a Rule 12b-1 Plan of Distribution adopted by the Trust (the "Plan"), the S&P 500 Fund may pay Sage Distributors, Inc. (the "Distributor") an annual fee of up to 0.25% of the Fund's average daily net assets. However, no Plan payments were accrued or made during the fiscal years ended December 31, 2000 and December 31, 2001.

** Sage Advisors, Inc. ("Sage"), the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. The expense limit for the Funds is shown as "Net Fund Operating Expenses". Fees waived and/or reimbursed by Sage may vary in order to achieve such contractually obligated "Net Fund Operating Expenses". Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current "Net Fund Operating Expenses". Rule 12b-1 fees waived by the Distributor are not subject to reimbursement.

Expense Example

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that the investor invests $10,000 in a Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also reflects the fee waiver for its contractual period, and assumes that the investor's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions the investor's costs would be as follows:

                               1 Year     3 Years     5 Years     10 Years
                               ------     -------     -------     --------
S&P 500 Fund                   $  56      $ 383       $ 733       $ 1,719

Money Market Fund                 66        348         651         1,511


A Note on Fees

As an indirect investor in the Funds, you would incur various operating costs, including investment management fees and operating expenses as indicated in the fee table. If you are a Contract owner, you will also incur fees associated with the Contracts you purchase, which are not reflected in the table and example above. Detailed information about the cost of investing in a Fund is presented in the prospectus for your Contract through which the Funds' shares are offered to you.

                   ADDITIONAL INVESTMENT AND RISK INFORMATION

Index Funds in General

An index is a group of securities whose overall performance is used as a standard to measure investment performance. The Index Fund is passively managed and its investment adviser tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. The Index Fund's investment adviser does not buy and sell securities based on research and analysis. Indexing appeals to many investors for the following reasons:

(1) indexing provides simplicity because it is a straightforward market-matching strategy;

(2) an index fund generally provides diversification by investing in a wide variety of companies and industries;

(3) an index fund's performance is generally expected to track that of the target index (less fund expenses); and

(4) an index fund tends to have lower costs because it does not have many of the expenses of actively managed funds such as research, and an index fund usually has relatively low trading activity and therefore brokerage commissions tend to be lower.

The Index Fund seeks to maintain a correlation between its performance and the performance of the index it tracks of at least 0.95 (before deduction of fund expenses). If the Index Fund's return matched that of its index exactly, it would achieve a correlation of 1.00. The Index Fund's ability to track its index may be affected by:

     .    transaction costs

     .    expenses incurred by the Index Fund

     .    changes in the composition of the index

     .    flows of cash into and out of the Index Fund

Principal Investment Strategies

S&P 500 Fund. In seeking to replicate the performance of the S&P 500, before the deduction of Fund expenses, SSgA Funds Management, Inc. ("SSgA"), the Fund's investment sub-adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the S&P 500. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the S&P 500.

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors. These stocks represent a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 weights stocks according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

SSgA advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the S&P 500. SSgA selects stocks for inclusion in the Fund based on:

     .    market capitalization

     .    yield

     .    volatility

     .    industry sector

The Statement of Additional Information ("SAI") has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Standard & Poor's Corporation ("S&P") determines the composition of the S&P 500 and may change the composition from time to time without advance notice to the Fund. As a result, the Fund may pay a higher relative price to purchase a component stock. The Fund may make adjustments because of changes in the composition of the S&P 500.

S&P does not sponsor, endorse, sell or promote the S&P 500 Fund. S&P makes no representation regarding the advisability of investing in funds generally or in the S&P 500 Fund (see "Appendix A" for an additional discussion).

Money Market Fund. The Money Market Fund's investment sub-adviser, Conning Asset Management Company ("Conning"), must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases for the Fund. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.

The Money Market Fund may invest in:

     . U.S. Government securities, including Treasuries and bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae")

     . Certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies and their subsidiaries

     . commercial paper and other short-term obligations issued by U.S. and foreign corporations

     .    adjustable rate securities

     .    Eurodollar securities

     .    shares of other investment companies

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Secondary Investment Strategies and Techniques

The Funds may also invest in the following investments and use the following investment techniques.

Bank Obligations. The Money Market Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Fund in obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment.

With respect to the Money Market Fund, short-term securities (other than U.S. Government securities) must be rated (generally, by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") within the two highest rating categories assigned to short-term debt securities. In addition, the Fund
(a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Derivatives. The Index Fund may invest in various instruments that are commonly known as derivatives. There are, in fact, many different types of derivatives and many different ways to use them. Those different uses involve a range of risks. Mutual funds commonly use futures, options and foreign currency forwards, for traditional hedging purposes in an effort to protect themselves from exposure to adversely changing interest rates, securities prices or currency exchange rates, and as a low cost method of gaining positive exposure to a particular securities market without investing directly in those securities. The Index Fund may, but is not required to, use financial futures, contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. The Index Fund will only use derivatives for cash management purposes and for hedging its portfolio. The Index Fund will not use derivatives to leverage or to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Index Fund.

Securities Index Futures and Related Options. When the Index Fund receives cash from new investments or holds a portion of its assets in money market instruments, it may enter into index futures or options to more quickly invest, indirectly, in its target universe of securities. Strategies that the Index Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When the Index Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Swap Agreements. The Index Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. The Index Fund would enter into these transactions in an attempt to "lock in" a particular return when it is considered desirable to do so, possibly at a lower cost to the Index Fund than if the Index Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Foreign Securities. The Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies. There are certain risks and costs involved in investing in securities of companies and governments of foreign countries, which are in addition to the usual risks inherent in U.S. investments. See the "Principal Risks of the Funds" section of this Prospectus for a discussion of related risks.

Variable and Floating Rate Securities. The Money Market Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within such periods on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The Fund will only purchase unrated variable and floating rate securities determined to be of comparable quality at the time of purchase to rated instruments purchasable by the Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

Defensive Instruments. When adverse market or economic conditions occur, the Funds may invest temporarily all or a portion of their assets in defensive investments. These include high grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities and short-term (maturing in less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Rating Services ("S&P"), or P-1 or better by Moody's Investors Service, Inc ("Moody's"). When following a defensive strategy, a Fund will be less likely to achieve its investment objective.

Secondary Risks of the Fund

Euro Risk

On January 1, 1999, eleven countries of the European Economic and Monetary Union
(EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Funds, the risks may include:

..    changes in the relative strength and value of the U.S. dollar or other major currencies

..    adverse effects on the business or financial condition of European issuers that a Fund holds in its portfolio

..    the systems used to purchase and sell Euro-denominated securities may not work

..    uncertainty about how existing financial contracts will be treated after
     Euro implementation

..    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Fund.

Derivatives

The Index Fund may invest, to a limited extent, in stock index futures, options, or foreign currency forwards, which are types of derivatives. The Index Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Index Fund may, but is not required to, invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while simulating full investments in stocks and to reduce the Index Fund's transaction cost or add value when these instruments are favorably priced. Risks associated with derivatives include:

..    the risk that the derivative will not fully offset the underlying positions

..    derivatives used for risk management may not have the intended effects and may result in losses or missed investment opportunities

Portfolio Turnover

The annual portfolio turnover rate measures the frequency that a Fund sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that a Fund sold and purchased investments equal to the average value of the Fund for a given year. High turnover can increase a Fund's transaction costs, thereby lowering its returns.


                             MANAGEMENT OF THE FUNDS

Board of Trustees

The Funds' shareholders elect a Board of Trustees. The Trustees supervise all of the Funds' activities.

Investment Manager

Sage Advisors, Inc. ("Sage"), located at 300 Atlantic Street, Stamford, Connecticut 06901, is the investment manager for each Fund. Sage supervises the performance of administrative and professional services provided to the Funds by others, including the Funds' investment sub-advisers and PFPC Inc. ("PFPC"), the sub-administrator of the Funds (the "Sub-Administrator"). As compensation for its services and the related expenses borne by Sage, each Fund pays Sage an annual fee based on average daily net assets of each Fund. The following fees are amounts paid to Sage for the fiscal year ended December 31, 2001, that include certain expense limitations and contractual fee waivers, that will remain in effect until May 1, 2003; 0.00% for the S&P 500 Fund and 0.01% for the Money Market Fund.

Sage pays the fees of the sub-advisers. Sage may also compensate an Insurer for certain administrative services performed for the Funds in connection with the Contracts, based on the assets of the Fund attributable to Contracts issued through the separate accounts of the Insurer.

Investment Advisers

Sage has retained SSgA to serve as the investment sub-adviser to the S&P 500 Fund and Conning to serve as the investment sub-adviser to the Money Market Fund (collectively, the "Advisers"). As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable

Adviser a fee, computed daily and payable monthly with respect to the S&P 500 Fund and quarterly with respect to the Money Market Fund, equal on an annual basis with respect to each Fund's average daily net assets as follows:

..    the S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000

..    the Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management


SSgA, the adviser for the Index Fund, located at Two International Place, Boston, Massachusetts 02110, is a registered investment adviser subsidiary of State Street Corporation. SSgA provides comprehensive investment management services across all major asset classes to registered investment companies and currently manages $57 billion in assets. SSgA is one of the State Street Global Advisors companies, which comprise the investment management business of State Street Corporation. State Street Global Advisors is a globally recognized investment management firm with over $780 billion in assets. The Index Fund is managed by SSgA's Global Structured Products Team, which is managed by a senior portfolio management staff, and assisted by research analysts and equity traders.

Conning, the adviser for the Money Market Fund, located at City Place II, 185 Asylum Street, Hartford, Connecticut 06103-4105, has been providing institutional investment management services since 1982. As of December 31, 2001, Conning managed assets of over $70.1 billion. Conning is an indirect majority-owned subsidiary of Metropolitan Life Insurance Company.



                                DISTRIBUTION PLAN

The initial shareholder of the S&P 500 Index Fund has approved a Distribution (12b-1) Plan for the Fund which authorizes payments by the Fund in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund did not make any payments under the Distribution Plan for the fiscal year ended December 31, 2001. Shareholders will be given prior notice if such payments are to commence at a future date.

Under the Fund's Distribution Plan, the Fund may pay the Funds' distributor, Sage Distributors, Inc. (the "Distributor"), for various costs actually incurred or paid in connection with the distribution of the Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Fund's shares, such as the costs (1) of printing and mailing the Fund's prospectus, SAI and shareholder reports to prospective shareholders and Contract owners; (2) relating to the Fund's advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract owners regarding the Fund; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract owners' accounts with respect to the Fund's shares attributable to such accounts. The Distributor, in turn, may compensate Insurers or others for such activities. See the "Investment Manager" discussion in the SAI for more information.

                             PRICING OF FUND SHARES

Each Fund calculates the price of its shares (also known as the "Net Asset Value" or "NAV") at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) every day the NYSE is open for business. The NAV for the Money Market Fund will not be calculated on national bank holidays.

For the Index Fund, NAV reflects the deduction of the Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding. The Money Market Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant NAV of $1.00 per share. Under this method of valuation, the Money Market Fund values its portfolio securities at their cost at the time of purchase and not at market value, and amortizes that price over the life of the investment thus minimizing fluctuations in value due to interest rate changes or market conditions.

The Index Fund values its securities at the stated market value if price quotations are available. When price quotations for a particular security are not readily available, the Fund determines its value by the method that most accurately reflects its current worth based on procedures adopted by the Board of Trustees.


                        PURCHASE AND REDEMPTION OF SHARES

The Funds continuously offer their shares to Insurers and may in the future offer shares to Retirement Plans at the NAV per share next determined after Sage Life Investment Trust (the "Trust") or its designated agent receives and accepts a proper purchase request. Each Insurer (or Retirement Plan) submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurer by such Contract owners (or by participants). The Insurers and Retirement Plans are designated agents of the Funds. The Trust, the Funds and the Distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Funds will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Fund to dispose of its assets or calculate its net asset value; or as permitted by the Securities and Exchange Commission (the "SEC").

The accompanying prospectus or disclosure documents for the Contracts or Plan describes the allocation, transfer and withdrawal provisions of such Contract or Plan.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net income and capital gains to shareholders each year. The Index Fund intends to distribute capital gains and income dividends annually and the Money Market Fund intends to distribute income dividends monthly and all capital gains, if any, annually. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in additional shares of that respective Fund. For Contract owners the result of automatic reinvestment of distributions on a Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not be subject to federal income tax on that part of its net investment income and realized capital gains it distributes to shareholders. To qualify, each Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in a Fund being subject to federal income tax on all of its taxable income and gains (without any deduction for distribution to shareholders).

Because the Funds are offered though insurance company separate accounts, the Advisers intend to cause each Fund to comply with certain additional diversification requirements imposed on separate accounts that are used to support variable life insurance and annuity contracts. The Insurers' prospectuses for variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contract owners.

The foregoing is only a brief summary of important federal tax law provisions that can affect each Fund. Other federal, state, local, or foreign tax law provisions may also affect each Fund and its operations.

Because each investor's or contract owner's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.


                       SPECIAL INFORMATION ABOUT THE FUNDS

The Funds offer their shares to both variable annuity and variable life insurance policy separate accounts and may offer shares in the future to various Retirement Plans. The Trustees do not anticipate that this arrangement will disadvantage any Contract owners. The Fund's Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners and Plans. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force a Fund to sell portfolio securities at unfavorable prices. Each Insurer will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements is included in the Annual Report, which is available from the Funds upon request.

                                                                                S&P 500 Equity Index Fund
                                                                                -------------------------

                                                                  Year Ended              Year Ended          Period Ended
                                                                  December 31,            December 31,         December 31,
                                                                      2001                   2000                1999(1)
                                                              ===================== ====================== ==================

Net Asset Value, Beginning of Period                                 $10.29                $11.76               $10.00
                                                              --------------------- ---------------------- ------------------
Operations:
   Net investment income                                              0.05                  0.07                 0.08
   Net realized and unrealized gain (loss) on investments            (1.30)                (1.10)                1.79
                                                              --------------------- ---------------------- ------------------
   Total from Investment Operations                                  (1.25)                (1.03)                1.87
                                                              --------------------- ---------------------- ------------------
Distributions to Shareholders:
   Dividends from net investment income                              (0.05)                (0.07)               (0.08)
   Distributions from net realized gain on investments               (0.05)                (0.37)               (0.03)
                                                              --------------------- ---------------------- ------------------
   Total Distributions                                               (0.10)                (0.44)               (0.11)
                                                              --------------------- ---------------------- ------------------
Net Asset Value, End of Period                                       $8.94                 $10.29               $11.76
                                                              ===================== ====================== ==================

Total Return/\/\                                                    (12.22%)               (8.81%)              18.72%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                         $8,034                $4,702               $5,967
   Ratio of Net Investment Income to Average Net Assets
         Before waiver/reimbursement of investment advisory
           fees                                                       0.10%                 0.27%                0.66%/\
         After waiver/reimbursement of investment advisory
           fees                                                       0.81%                 0.62%                0.83%/\
   Ratio of Expenses to Average Net Assets
         Before waiver/reimbursement of investment advisory
           fees                                                       1.26%                 0.90%                0.72%/\
         After waiver/reimbursement of investment advisory
           fees                                                       0.55%                 0.55%                0.55%/\
   Portfolio Turnover                                                    8%                    5%                   3%

(1)  Commenced operations on February 19, 1999.
     /\    Ratios have been annualized.
     /\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.



                                                                             Money Market Fund
                                                                             ------------------

                                                             Year Ended            Year Ended        Period Ended
                                                            December 31,          December 31,        December 31,
                                                                2001                  2000              1999(1)
                                                         ==================    =================  ==================
Net Asset Value, Beginning of Period                           $1.00                $1.00               $1.00
                                                         ------------------    -----------------  ------------------
Operations:
   Net investment income                                        0.03                 0.06                0.04
   Net realized and unrealized gain (loss) on
     investments                                                  -                    -                   -
                                                         ------------------    -----------------  ------------------
   Total from Investment Operations                             0.03                 0.06                0.04
                                                         ------------------    -----------------  ------------------
Distributions to Shareholders:
   Dividends from net investment income                        (0.03)               (0.06)              (0.04)
   Distributions from net realized gain on investments            -                    -                   -
                                                         ------------------    -----------------  ------------------
   Total Distributions                                         (0.03)               (0.06)              (0.04)
                                                         ------------------    -----------------  ------------------

Net Asset Value, End of Period                                 $1.00                $1.00               $1.00
                                                         ==================    =================  ==================

Total Return/\/\                                                3.42%                5.94%               4.03%

Ratios/Supplemental Data:
   Net Assets, end of period (in thousands)                   $7,615               $2,894              $2,086
   Ratio of Net Investment Income to Average Net Assets
         Before waiver/reimbursement of investment
           advisory fees                                        2.48%                5.45%               4.43%/\
         After waiver/reimbursement of investment
           advisory fees                                        3.13%                5.80%               4.60%/\
   Ratio of Expenses to Average Net Assets
         Before waiver/reimbursement of investment
           advisory fees                                        1.30%                1.00%               0.82%/\
         After waiver/reimbursement of investment
           advisory fees                                        0.65%                0.65%               0.65%/\
   Portfolio Turnover                                            N/A                  N/A                 N/A

(1)  Commenced operations on February 19, 1999.
     /\   Ratios have been annualized.
     /\/\ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                   APPENDIX A

                              DESCRIPTION OF INDEX

The S&P 500 Index

Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") does not sponsor, endorse, sell, or promote the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Sage is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied to results to be obtained by license, owners of the Fund, or any other person or entity from use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated May 1, 2002, which we have filed electronically with the SEC and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semiannual report, or if you have questions about investing in a Fund, write to or call us at:

                           Sage Life Investment Trust
                             Customer Service Center
                            1290 Silas Deane Highway
                         Wethersfield, Connecticut 06109
                            1-877-835-7243 (collect)

You can find reports and other information about the Funds online at www.sageusa.com or on the SEC website (http://www.sec.gov). In addition you can
---------------
obtain copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090. In order to assist you in obtaining this information, the following is the Funds' registration number under the Investment Company Act of 1940: 811-08623.


                                       A-2